THE CHINA-U.S. GROWTH FUND

Supplement Dated April 11, 2008 to the
Prospectus Dated March 1, 2008
As supplemented to date

The following replaces the chart under the heading "Portfolio Managers Primarily Responsible for Day-to-Day Management of Portfolio Investments" on page 10 of the Prospectus:

Fund	Portfolio Manager(s)	Since
The China-U.S. Growth Fund	Dan C. Chung James Chong	Inception (11/3/03) September 2006

In addition, the description regarding Mr. Karabell is deleted from the descriptions of portfolio managers on page 10 of the Prospectus. Zachary Karabell is no longer employed by the Manager.

CS041108

THE CHINA-U.S. GROWTH FUND

Supplement Dated April 11, 2008 to the

Statement of Additional Information

Dated March 1, 2008

As supplemented to date

The following updates the information in the Statement of Additional Information regarding The China-U.S. Growth Fund portfolio managers.

(1) The line item regarding other accounts managed by Mr. Zachary Karabell in the table under “Other Accounts Managed by Portfolio Managers” on page 23 of the Statement of Additional Information is deleted.

(2) The line item regarding Mr. Zachary Karabell’s ownership of The China-U.S. Growth Fund shares is deleted from the table under “Securities Owned by the Portfolio Managers” on page 23 of the Statement of Additional Information.

Zachary Karabell is no longer employed by the Manager.

CSAI041108